UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2015

Rex Energy Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-33610	20-8814402
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

366 Walker Drive State College, Pennsylvania	16801
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (814) 278-7267

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 9, 2015, Patrick M. McKinney gave notice of his resignation from his position as President and Chief Operating Officer of Rex Energy Corporation (the “Company”). Mr. McKinney joined the Company in May 2010. His resignation is effective July 31, 2015.

On July 13, 2015, the Board of Directors of the Company appointed Robert Ovitz to serve as the Company’s Chief Operating Officer effective as of July 13, 2015. Mr. Ovitz assumes the position and responsibilities of the Chief Operating Officer immediately; Mr. McKinney will remain the Company’s President until his departure on July 31, 2015.

Mr. Ovitz, 56, joined Rex Energy in the fall of 2014 and, prior to his promotion, served as the Company’s Senior Vice President, Operations. Before joining Rex Energy, he spent 13 years with Noble Energy, Inc. (including three with Patina Oil & Gas, purchased by Noble in 2005), ultimately serving as Senior Operations Manager for Noble’s joint venture in the Marcellus Shale in Pennsylvania and West Virginia. In that capacity, Ovitz launched Noble’s presence in the Marcellus, building and leading an operational team from commencement of operations to producing over 300 MMcfe/d within three years. Prior to Noble, Bob held various senior management, drilling, and other engineering and technical roles for Patina Oil & Gas (three years), Questar Exploration & Production Company (one year), Amoco UK, and Amoco Production Company (combined 18 years). He holds a Bachelor of Science degree in Petroleum Engineering from Marietta College and a Master of Business Administration from the University of Denver.

Also on July 13, 2015, the Board of Directors approved the assumption of the role of President by Thomas C. Stabley, the Company’s Chief Executive Officer, upon Mr. McKinney’s departure. Mr. Stabley, 44, has been serving as the Company’s Chief Executive Officer since October 2011, and previously served for seven years as the Chief Financial Officer. He will assume the role of President and Chief Executive Officer effective as of August 1, 2015.

There were no changes to Mr. Ovitz’s or Mr. Stabley’s compensation packages in connection with their appointments.

Item 7.01. Regulation FD Disclosure.

On July 13, 2015, the Company issued a press release announcing Mr. Ovitz’s promotion, Mr. Stabley’s new role, and Mr. McKinney’s resignation. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Rex Energy Corporation Press Release dated July 13, 2015.

[Signature page to follow]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Rex Energy Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REX ENERGY CORPORATION

By:	/s/ Jennifer L. McDonough
Jennifer L. McDonough
Sr. Vice President, General Counsel and Secretary

Date: July 13, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Rex Energy Corporation Press Release dated July 13, 2015.